PROSPECTUS

November 1, 2012

as restated on January 14, 2013

	Investor Shares	Advisor Shares	Institutional Shares
Whitebox Long Short Equity Fund	WBLSX	WBLRX	WBLFX

ADVISED BY:

Whitebox Advisors, LLC

3033 Excelsior Blvd., Suite 300

Minneapolis, MN 55416

855-296-2866

www.whiteboxmutualfunds.com

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest, and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund will invest in derivatives and utilize leverage, each of which involves special risks and may result in losses to the Fund. In view of this, the Fund may be subject to above-average risk.

SUMMARY INFORMATION

Investment Objective. The investment objective of Whitebox Long Short Equity Fund (the “Fund”) is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally.

Fees and Expenses. The following tables describe the fees and expenses that you may pay if you buy and hold Shares of each Class of the Fund. You may qualify for sales charge discounts on purchases of Investor Class shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Buying, Exchanging and Redeeming Shares” beginning on page 16 of this Prospectus and in “Purchase, Exchange & Redemption of Shares” beginning on page B-31 of the Statement of Additional Information.

	Investor Shares	Advisor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.50%	1.50%	1.50%
Service (12b-1) Fee	0.25%	0.25%	None
Other Expenses[1]
Dividend and Interest Expense on Short Sales[2]	0.11%	0.11%	0.11%
Interest Expense on Borrowed Funds	0.16%	0.16%	0.16%
Other Operating Expenses	0.46%	0.46%	0.46%

Total annual fund operating expenses	2.48%	2.48%	2.23%
Less: Contractual fee and expense waivers[3]	-0.26%	-0.26%	-0.26%

Net annual fund operating expenses	2.22%	2.22%	1.97%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year. These estimated amounts include acquired fund fees and expenses.
[2]

The Fund is obligated to pay any interest incurred and dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the interest or dividend as an expense. These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions. The Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).

[3]

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95%, 1.95% and 1.70% of the average daily net assets for the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive taxes and extraordinary expenses dividend expense, interest and other borrowing costs, acquired fund fees and expenses, and interest relating to short sales. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This agreement will continue at least through October 31, 2013 (subject to early termination only by the Board of Trustees). Thereafter, it may be extended, modified or terminated by agreement of the Board of Trustees and the Fund’s investment adviser. The Fund’s investment adviser may recover waived fees and expenses, for a period of thirty-six months following the fiscal period in which such fees and expenses were waived, subject to any contractual fee and expense limitations then in effect and approval of such fees and expenses by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Investor Shares	Advisor Shares	Institutional Shares
1 Year	$665	$225	$200
3 Years	$1165	$748	$673

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies. In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock. The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-sized U.S. companies (which the Adviser defines as common stocks of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index).

The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral”. Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s beta in normal market conditions within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

In normal market conditions, the Adviser expects that the Fund’s gross market exposure (long and short market exposure combined) may be as high as 200% of the Fund’s net asset value (“NAV”). Market exposure in excess of 100% of NAV is commonly referred to as “leverage.” The Adviser will achieve leverage through borrowing and through the use of derivatives (principally, total return swaps, options, futures and forward contracts). The use of these derivatives will be for speculative purposes as well as for hedging.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure), the Adviser expects that the Fund will have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

The fund may invest in exchange-traded funds (“ETFs”). At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Investment Company Act of 1940 classifies mutual funds as either diversified or non-diversified. The Fund is a non-diversified mutual fund.

Principal Risks of Investing in the Fund. Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund, or your investment may not perform as well as other investments. There can be no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. Set forth below is a summary of the principal risks of investing in the Fund.

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Active and Frequent Trading. The Fund may engage in active and frequent trading of securities, including short-term trading. The Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

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Common Stock Risk. The Fund will invest primarily in common stocks, which are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. The Fund seeks to invest in common stock of companies that are undervalued compared to their true worth (value stocks) or that are expected to grow earnings faster than the economy (growth stocks). If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

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Sector Exposure Risk. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have exposure to one or more market sectors exceeding 20% of the Fund’s NAV. Such market sector exposure, will result in greater risk to the Fund to the financial, economic, business, and other developments affecting issuers in that sector.

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Counterparty Credit Risk. The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on a payment obligation to the Fund, this default may cause the value of an investment in Fund Shares to decrease. Swap agreements also may be considered to be illiquid.

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Derivative Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Risks related to specific types of derivatives are set forth below.

When the Fund invests in a derivative as a hedge against a position that the Fund holds or against a market to which the Fund is exposed, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security or market.

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Total Return Swap Risk. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Futures Risk. The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Fund to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Forward Contract Risk. Investments in forward contracts may increase volatility and be subject to additional market, active management, currency, and counterparty risks as well as liquidity risk if the contract cannot be closed when desired. Instruments purchased on a when-issued or delayed-delivery basis may be subject to risk of loss if they decline in value prior to delivery, or if the counterparty defaults on its obligation.

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Option Risk. Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund’s investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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Exchange-Traded Funds Risk. Most ETFs are investment companies and are therefore subject to the same limitations on and the same risks as the Fund. In addition, investments in ETFs have unique characteristics, including but not limited to, the expense structure and additional expenses associated with investing in ETFs. The price of an ETF can fluctuate over a wide range, and the Fund could lose money if the value of the basket of securities owned by the ETF goes down. ETFs have additional risks unique to their structure: the market price of an ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop enough to ensure liquidity, and an ETF may be subject to stock exchange activity such as de-listing and halting of trading activity.

In addition, if the Fund acquires shares of ETFs, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the underlying ETFs in which the Fund invests.

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Leverage Risk. In pursuing its investment objective, the Fund will employ substantial leverage. Leverage significantly increases the Fund’s market exposure and its risk and may lead to substantial losses. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund’s NAV will increase or decrease more (depending upon the degree of leverage employed at such time) than if it had not borrowed money. In addition, the interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. Moreover, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

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Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Adviser will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. Selection risk could cause the Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. These risks are magnified by the Fund’s use of active and frequent trading of securities.

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Mid Cap Securities Risk. The securities of mid-cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

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New Fund Risk. The Fund is newly-formed. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

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Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. These developments, in turn, may have a greater impact on the Fund’s performance.

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Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless such segregated security is replaced with a security of equal value. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets (to cover borrowings and other financial exposure to which the Fund is subject) could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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Short Sales Risk. Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. Short sales involve both costs and risks. The Fund typically will not own the underlying securities that it sells short and must pay the lender interest on the security it borrows, and the risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

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Small Cap Securities Risk. Small cap or emerging companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies. Securities of small cap and emerging companies may also be more thinly traded and less liquid than securities of larger companies.

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Strategy Risk. The strategies used by the Fund may fail to achieve the Fund’s investment objective. There is no guarantee that the use of long and short positions will succeed in limit the Fund’s exposure to market movements and other risk factors. Moreover, the strategies used by the Fund may be considered aggressive and speculative. Risks associated with the use of derivatives and leverage include potentially dramatic price changes (including losses) in the value of the Fund’s investments. An investment in the Fund should not be considered a complete investment program and may not be suitable for certain investors.

Performance Information. The Fund is the successor to Whitebox Long Short Equity Partners, L.P. (the “Predecessor Fund”), a private investment company managed by the Adviser since June 1, 2004. On November 1, 2012, the Predecessor Fund was reorganized into the Fund, and the Fund assumed all of the Predecessor Fund’s assets and liabilities (including its investment portfolio). The Predecessor Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those to be employed by the Fund. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act or the Code, which if they had been applicable, might have adversely affected its performance.

The following bar chart and table show investment returns of the Predecessor Fund and Fund during each reported period; investment returns of the Predecessor Fund have been adjusted to reflect shareholder charges and anticipated operating expenses that investors in Institutional Class Shares bear. Actual Fund fees and expenses will vary based on the Class of Shares purchased, the Fund’s size and other factors. The Predecessor Fund’s and the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance information (including updated performance information) will be available by calling 855-296-2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

The bar chart below shows how the performance for the Predecessor Fund (adjusted to reflect net anticipated operating expenses, as set forth under “Fees and Expenses” above, that investors in Institutional Class Shares will bear) and the Fund (following its commencement of operations) varied from year to year. While the Investor Class shares, the Advisor Class shares and Institutional Class shares will have substantially similar annual returns because the shares are invested in the same portfolio of securities, the performance of each Class will differ to the extent that the Classes do not have the same expenses.

Best Quarter (Second Quarter 2009): 21.77%

   Worst Quarter (Fourth Quarter 2008): -13.06%

The table that follows the bar chart shows how the Predecessor Fund’s and the Fund’s (following its commencement of operations) average annual returns (adjusted to reflect shareholder charges and net anticipated operating expenses that investors in Institutional Class Shares are expected to bear, as set forth under “Fees and Expenses” above), compare with those of two broad measures of market performance. Because the Predecessor Fund did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions, the following table is unable to show after-tax returns.

Average Annual Total Returns (For the periods ended December 31, 2012)

	1 Year Return	5 Year Return	Since Inception (June 1, 2004) Return
Return Before Taxes – Institutional Class Shares	6.42%	5.29%	14.38%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.41%	-0.58%	2.63%
HFRI EH: Equity Market Neutral Index(1) (reflects no deduction for fees, expenses or taxes)	3.27%	-0.16%	2.39%

(1)	The HFRI EH Equity Market Neutral Index, a benchmark prepared by Hedge Fund Research, Inc., is designed to reflect performance of equity market neutral hedge funds by constructing composites of performance reported by hedge fund managers.

Investment Adviser. The Fund’s investment adviser is Whitebox Advisors, LLC of Minneapolis, Minnesota. The Adviser furnishes continuous investment supervision and management to the Fund.

Portfolio Managers. A team comprised of Andrew Redleaf, Jason Cross, Paul Karos and Kurt Winters of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. Mr. Redleaf founded the Adviser and has served as its chief executive and investment officer since 1999. Messrs. Cross, Karos and Winters have served as portfolio managers of the Adviser since 2002, 2012 and 2012, respectively.

Purchase, Sale and Exchange of Fund Shares. You may purchase, exchange or redeem the Fund shares each day the New York Stock Exchange is open. To purchase, exchange or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at 855-296-2866, by mail at P.O. Box 13393, Denver, CO 80201, or by the internet at www.whiteboxmutualfunds.com. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor Shares	Advisor Shares	Institutional Shares
Minimum Initial Investment	$5,000 for all accounts except: $1,000 for tax deferred accounts.	Available to clients of registered investment advisors and participants in certain employee benefit plans. No minimum initial investment for qualifying investors.	$5 million for institutions and individuals. Also available to clients of registered investment advisors and participants in certain employee benefit plans with collective investments of at least $5 million.

Minimum Additional Investment	$1,000 for all accounts except: $200 for tax deferred accounts.	No subsequent minimum.	No subsequent minimum.

Tax Information. The Fund’s dividends and distributions may be subject to federal and applicable state income taxes and may be taxed as ordinary income or capital gains. If you are a tax-exempt investor or are investing through a retirement plan, you may be subject to federal and applicable state income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

The Fund’s investment objective is to provide investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of Whitebox Mutual Funds (the “Trust”) without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in the Fund’s investment objective.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser will construct a portfolio principally comprised of long and short positions of U.S. listed common stock. The portfolio will principally include only securities that trade more than $500,000 of equity per day in one of these markets. The Fund intends under normal market conditions to invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. listed common stocks. Although the Fund may invest without limitation in common stock of any market capitalization, the Fund may be invested principally in common stock of small to medium-cap companies, which the Adviser defines as common stock of U.S. companies that are eligible for inclusion in the Russell 2000 Index or Russell MidCap Index. The Russell 2000 Index is intended to measure performance of the 800 smallest companies (approximately 31% of total capitalization) in the Russell 1000 Index, with weighted average market capitalization of approximately $8.6 billion, median capitalization of $4.3 billion, and market capitalization of the largest company of approximately $22.0 billion, in each case as of September 30, 2012. The Russell Midcap Index is intended to measure performance of the small-cap segment of the U.S. equity universe, with weighted average market capitalization of approximately $1.3 billion, median capitalization of $508 million, and market capitalization of the largest company of approximately $4.5 billion, in each case as of September 30, 2012. The composition of these indices varies over time, and the methodology used by Russell Investments is subject to change.

The Adviser will utilize a mix of quantitative and qualitative investment analyses to select securities for the portfolio. The quantitative analysis will rely on multiple proprietary equity models that the Adviser has developed to identify stocks it believes are likely to outperform or underperform the market over a targeted time period. Fundamental analysis will also be used to identify securities with the potential to generate returns in excess of market benchmarks. The Adviser will assimilate information from both quantitative and fundamental analyses to identify equity securities the Adviser believes are undervalued and to determine portfolio allocations. Rather than utilizing predetermined sell targets, the Adviser will actively monitor and re-evaluate the Fund’s investments and will sell a security when the Adviser believes it no longer has adequate potential to generate positive investment returns.

To achieve the Fund’s objective of providing investors with a positive return regardless of the direction and fluctuations of the U.S. equity markets generally, the Adviser will endeavor to manage the Fund’s portfolio as approximately “beta neutral.” Beta is a measurement of a stock’s expected volatility relative to the market. A stock with a beta of 1 moves approximately in sync with the market, while a stock with a higher beta tends to rise and fall to a greater degree than the overall market, and a stock with a lower beta tends to rise and fall to a lesser degree than the overall market. A negative beta indicates an inverse correlation — that is, a stock with a beta of -1 moves approximately opposite of the market. The Adviser will continually evaluate and, as needed, actively rebalance the Fund’s portfolio to maintain the Fund’s portfolio as approximately beta neutral. Because true beta of a stock or an investment portfolio cannot be directly observed, the beta of the Fund’s portfolio at any time can only be estimated by the Adviser. The goal of the Adviser in normal market conditions will be to manage the Fund’s beta within an approximate range of -0.2 to +0.2. The Adviser believes that this strategy should mitigate the Fund’s exposure to market risk and thereby result in the Fund’s investment returns being more predictable in all markets.

Although the Adviser believes the Fund’s beta-neutral strategy in normal market conditions will likely result in an approximate balance between long and short positions (with approximately one dollar of short exposure for every dollar of long exposure) , the Adviser expects that the Fund may have a net long or net short market exposure at any given time. If the Fund’s gross leverage approached 200%, and long and short positions were equally weighted, the Fund would have long exposure approximating 100% of its NAV and short exposure also approximating 100% of its NAV.

In normal market conditions, the Adviser expects that the Fund’s gross market exposure (long and short market exposure combined) may be as high as 200% of the Fund’s NAV. Market exposure in excess of 100% of NAV is commonly referred to as “leverage.” The Adviser will achieve leverage through borrowing and through the use of derivatives (principally, total return swaps, options, futures and forward contracts). The use of these derivatives will be for speculative purposes as well as for hedging. In addition to achieving leverage through borrowing, the Fund will also be permitted to achieve leverage through the use of derivatives including total return swaps, options, futures, and forwards. When the Fund purchases a total return swap, it agrees with the swap counterparty that the Fund will periodically pay a short-term interest rate-based amount and periodically receive (or pay) any appreciation (or depreciation) in the market value of the portfolio of referenced investments. There are two types of options, a put option and a call option. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. When the Fund enters into a futures or forward contract, it agrees to buy or sell a specified security or other asset at a specified price on a specified future date. Derivatives may be used for investment or hedging purposes.

The Adviser expects that, in normal market conditions, the Fund’s net long or short exposure to any market sector will be less than 20% of the Fund’s NAV. As the Adviser pursues the Fund’s strategy of beta neutrality, the Fund may at any given time have somewhat higher exposure to one or more market sectors; however, the Adviser would not expect the Fund’s exposure to any market sector to exceed 30% of the Fund’s NAV in normal market conditions.

The Fund has may invest in exchange-traded funds (“ETFs”). ETFs are generally baskets of securities that either replicate or sample an index or a portion of an index. Subject to certain exemptions, the Investment Company Act of 1940 limits the amount that the Fund may invest in other investment companies, prohibiting the Fund from: (i) investing more than 5% of the value of its total assets in the securities of any one investment company; (ii) investing more than 10% of the value of its total assets in the aggregate in securities of investment companies as a group; and (iii) owning more than 3% of the outstanding voting shares of any one investment company. One exemption provides that the Fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the Investment Company Act of 1940 are met, including the requirement that the Fund not pay any sales charge or service fee in connection with such investment. Another exemption on which the Fund may rely is found in Section 12(d)(1)(F) of the Investment Company Act of 1940. Under Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund may invest in other investment companies (including ETFs or other mutual funds) in excess of the 5% limitation and the 10% limitation, but must still comply with the 3% limitation, and must adhere to certain voting restrictions regarding the fund shares in which it invests. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. At the discretion of the Adviser, index ETF securities may be used to hedge the portfolio in lieu of individual stocks that are difficult to borrow, and ETFs may also be used to hedge excess beta exposure. The Adviser anticipates that, in normal market conditions, index hedging will range from 0% to approximately 50% of the short portfolio maintained by the Fund and will over time average approximately 30% of the short portfolio maintained by the Fund.

Non-Principal Strategies

In addition to the strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Foreign Securities. The Fund will principally invest in dollar-denominated common stocks of U.S. issuers, but may also invest without limitation in securities of non-U.S. issuers (including U.S. listed depositary receipts representing securities of non-U.S. issuers). However, it is generally expected that investments in non-U.S. issuers in normal market conditions will up less than 15% of the Fund’s portfolio. While the Fund may at times invest up to 10% of its NAV in securities of foreign issuers that may be denominated in currencies other than U.S. dollars, it is generally expected that such investments will make up substantially less than 10% of the portfolio.

Illiquid/Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. While the Fund is permitted to invest up to 15% of its NAV in illiquid securities, it is generally expected that such investments will make up substantially less than 15% of the portfolio.

Temporary Defensive Strategies. For temporary defensive purposes, the Fund may invest some or all of its assets in high quality money market instruments denominated in U.S. dollars or foreign currencies. Although the Fund will make temporary defensive investments only to the extent that the Adviser believes they present less risk than the Fund’s usual investments, temporary defensive investments may reduce the Fund’s opportunity of meeting its investment objective during temporary periods.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund’s principal risk factors are summarized under “Summary Information — Principal Risks of Investing in the Fund.” This section describes additional risks of investing in the Fund. While the Adviser believes that such additional risks are not as fundamental as those described as “Summary Information — Principal Risks of Investing in the Fund,” prospective investors should review such additional risks as well to better understand the overall risks of investing in the Fund.

The Statement of Additional Information also includes more information about the Fund, its investments and the related risks. As with any investment fund, there can be no guarantee that the Fund will meet its investment objective or that its performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Cash Positions. The Fund may not always stay fully invested. For example, when the Fund’s portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund’s cash position may increase. In other words, cash generally is a residual — it represents the asset that remains after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash increases, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. The Adviser expects that, in normal market conditions, the Fund’s cash position will represent less than 5% of the net asset value of the Fund.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

Investment Style Risk. Investment styles may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant appreciations or decreases in value over short periods of time.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Statement of Additional Information.

MANAGEMENT

Whitebox Mutual Funds is organized as a Delaware statutory trust. The Trust is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.

The Fund’s investment adviser is Whitebox Advisers, LLC, a Delaware limited liability company formed in 1999. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is 3033 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.

Until the launch of Whitebox Mutual Funds in December 2011, the Adviser’s management services have been available to a limited set of private investment companies and separately managed accounts. The Adviser and its affiliates had approximately $2.24 billion in assets under management as of July 31, 2012.

The Adviser was established by Andrew Redleaf, its founding Partner and Chief Executive Officer. Prior to establishing the Adviser, Andrew was a founding Partner of Deephaven Asset Management and managed the Deephaven Market Neutral Fund from 1994 through 1998. From 1980 to 1994, Andrew was an options trader at the Chicago Board Options Exchange (CBOE), the world’s largest options exchange. Prior to his experience at the CBOE, Andrew was an options trader with Gruntal & Company. Andrew received his baccalaureate and master’s degrees from Yale University in 1978 where he was awarded the Yale math prize as the outstanding undergraduate mathematician. Andrew has more than 30 years experience trading in convertible securities and other optionality-driven markets.

The Fund pays an investment advisory fee to the Adviser for managing the Fund’s assets based on the Fund’s average daily net assets. The Fund pays the Adviser an investment advisory fee equal to 1.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than percentages referenced in the table below for each Class of the Fund’s Shares, exclusive taxes and extraordinary expenses (which the Fund would not expect to incur), dividend expense, interest and other borrowing costs, acquired fund fees and expenses, and interest relating to short sales. As a result of such exclusions, the Fund’s net annual fund operating expenses may exceed the expense limitations to the extent of such excluded expenses. This arrangement will continue at least through October 31, 2013.

	Investor Shares	Advisor Shares	Institutional Shares
Contractual Expense Limitation	1.95%	1.95%	1.70%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s current Advisory Agreement with the Adviser will be available in the Fund’s semi-annual report to shareholders.

Portfolio Managers

A team comprised of Andrew Redleaf (see biography above), Jason Cross, Paul Karos and Kurt Winters of the Adviser is responsible for the day-to-day management of the Fund’s investment portfolio.

Jason Cross. Jason leads quantitative research and applications at the Adviser. He graduated from the University of British Colombia with a degree in Mathematics and Statistics. He also holds an MBA from the University of Chicago and a Ph.D. in Statistics from Yale University. Prior to joining the Adviser in 2002, Jason was employed by Oak Hill Platinum Partners where he developed models for long/short equity strategies.

Paul Karos. Prior to joining the Adviser in 2012, Paul founded and served as the chief investment officer of Aplos Advisors LLC, an investment management firm with offices in Minneapolis and Connecticut. Paul served as President of the Equity Capital Markets Division of Piper Jaffray Inc. from 1998 through his retirement from Piper in 2002, during which time Piper’s Equity Capital Markets business grew from regional to national prominence.

Kurt Winters. Kurt Winters has over 25 years of investment experience, as an analyst, a portfolio manager and as a senior investment officer. He has managed a variety of asset classes, including private equity, as well domestic and international stocks, bonds and derivatives on both long-only and long/short bases. Prior to joining the Adviser in 2012, Mr. Winters held investment positions at Ameriprise Financial, St. Paul Venture Capital, Tate Capital, RedSky Capital and Black River Asset Management. Mr. Winters holds a BA in English from Carleton College.

The Fund’s Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund for which each manager is responsible.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. The Administrator has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by it; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare certain reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

Distributor

ALPS Distributors, Inc. (an affiliate of the Administrator) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor as agent for the Fund, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

The Administrator, pursuant to a Transfer Agency and Service Agreement, also serves as Transfer Agent for the Fund. As transfer agent, the Administrator, among other things, has agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, the Administrator receives from the Fund an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Investor Class, Advisor Class and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities.

Investor Class and Institutional Class shares are available to the general public. Institutional Class shares are available only to investors (and certain groups of investors, described below) who are able to make an initial investment of at least $5 million. You should generally purchase Institutional Class Shares if you can afford the minimum initial investment of at least $5 million. Otherwise, you will be ineligible to purchase Institutional Class Shares, and must purchase Investor Class Shares instead.

Advisor Class Shares are generally available only to institutional investors (such as qualified retirement plans) and fee-based accounts and programs offered by certain financial intermediaries (such as registered investment advisers, broker-dealers, bank trust departments, wrap programs and unified managed accounts) who require payments from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional Class Shares are offered to the same investors which have collective investments in the Fund of at least $5 million and which do not require such payments from the Fund or its service providers (except for networking and/or omnibus account fees).

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Services (12b-1) Plans for Investor Class and Advisor Class Shares

The Fund has adopted a plan of distribution for its Investor Class and Advisor Class shares pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow the Fund, as applicable, to use Investor Class or Advisor Class assets to pay fees in connection with the provision of shareholder services to Investor Class or Advisor Class shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class or Advisor Class shares as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class or Advisor Class shares. Because these fees are paid out of the Fund’s Investor Class or Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class or Advisor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Payments to Financial Intermediaries

The Adviser may also make payments for distribution and/or shareholder servicing activities out of its own legitimate profits. The Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The Fund offers investors three Classes of shares: Investor Class, Advisor Class and Institutional Class shares. The minimum investment in Investor Class shares is $1,000 for tax-deferred accounts and $5,000 for other accounts. The minimum investment in Institutional Class shares is $5 million. There is no investment minimum for qualifying investments in Advisor Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Subsequent investments in Investor Class Shares may be made in amounts of at least $200 for tax-deferred accounts and $1,000 for other accounts. There is no subsequent investment minimum for Advisor Class and Institutional Class shares.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order for your purchase, redemption or exchange to receive that day’s price, the applicable Fund or your Servicing Agent (defined below) must receive the purchase, redemption or exchange request in good order before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders so received by the Fund or a Servicing Agent prior to the close of trading on the NYSE will receive the offering price computed as of the close of the trading on the NYSE. The Fund considers a purchase, redemption or exchange request to be in “good order” if it is timely submitted and contains the name of the Fund, the number of shares or dollar amount to be purchased, redeemed or exchanged, your name and (if applicable) your account number and your signature.

The Fund enters into agreements with retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries (collectively, “Servicing Agents” and each a “Servicing Agent”) that authorize such Servicing Agents to accept purchase, redemption and exchange orders on behalf of the Fund as the Fund’s agents. Except with respect to certain sales of Institutional Class shares to qualifying institutional investors and sales of Investor Class Shares to certain accounts associated with the Advisor, the Trust or its service providers, investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through Servicing Agents. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.

Please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses. In any event, a purchase, redemption or exchange request received by a Servicing Agent in good order prior to the close of trading on the NYSE is entitled to receive the offering price computed as of the close of the trading on the NYSE.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Investor Class Shares

The following table lists the sales charges that will be applied to your purchase of Investor Class shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	4.50%	3.75%
$50,000 but less than $100,000	4.00%	3.25%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	1.50%	1.00%
$1 million or greater	0.00%*	0.00%

*	A CDSC of 1.00% may apply to Investor Class shares redeemed within the first 12 months after a purchase in excess of $1 million. See “Contingent Deferred Sales Charge — Investor Class Shares” below.

Advisor Class and Institutional Class shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Investor Class Shares Sales Charge

You may be able to lower your Investor Class shares initial sales charge under certain circumstances. You can combine Investor Class shares you already own with your current purchase of Investor Class shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Investor Class sales charges on investor purchases including shares purchased by:

•	Officers, directors and employees of the Adviser and its affiliates;

•	Trustees, officers and service providers of the Trust and the Fund;

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;

•	Immediate family members of all such persons as described above; and

•	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Investor Class shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Investor Class shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Investor Class shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Investor Class shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Investor Class shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Investor Class shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Investor Class shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Reinstatement Privilege

If you redeem Investor Class Shares and, within 60 days, buy new Investor Class Shares of the same Fund, you will not pay a sales charge on the new purchase amount. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Redemption Fee

With respect to each class of shares, a redemption fee of 2% of the amount redeemed is imposed on redemption proceeds on shares of any fund held for 60 days or less. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders. This fee is imposed also on exchanges within 60 days of shares of the Fund for shares of another Whitebox Mutual Fund, or vice-versa. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; (iii) redemptions in-kind; (iv) broker wrap fee and other fee-based programs (if the Fund has determined that a program’s investment strategy is not expected to result in frequent trading or that the program has adopted procedures reasonably designed to detect and deter frequent trading); and (v) retirement plans, including 401(k) or 403(b) plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code (if the plans request and receive a waiver of the fee).

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

•	Redemptions related to death or due to a divorce decree;

•

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions (if the retirement plan has not received a waiver), including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge — Investor Class Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Investor Class shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Investor Class shares redeemed within the first 12 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Investor Class Shares redeemed.

The Fund may waive the imposition of a CDSC on redemption of Investor Class shares under certain circumstances and conditions, including without limitation, the following:

•

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

You may exchange shares of one Fund for shares of the same class of the other Fund. No front end sales charges will apply with respect to exchanges of Investor Class shares; however, a redemption fee will be imposed also on exchanges within 60 days of shares of one Fund for shares of the other Fund.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above. Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request, together with properly completed and duly executed documents, is received by the Fund, the Distributor or your financial intermediary. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets).

However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be liquid securities valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Shareholder receiving an in-kind distribution of securities may have difficulty selling such securities, will bear the costs of selling such securities and will bear the market risk of owning such securities until they can be sold.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund requires that purchasers of Institutional Class shares maintain a minimum account balance of not less than $1 million. If an Institutional Class shareholder’s account balance drops below $1 million, such shareholder will be notified and will be given the opportunity to add to its account, exchange its Institutional Class shares for Investor Class shares (a transaction for which no sales load will be imposed) or redeem the remaining shares in its account. The Fund does not impose any other account minimums. The Fund may adopt other policies requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. Any such rejection would occur on the business day the purchase order is received, and the potential purchaser would receive notice within three business days. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. (Please note that similar policies do not apply to redemptions.)

The Fund discourages and does not as a practice accommodate such frequent purchases and redemptions. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. Under such procedures, the valuation of the securities of the Fund is determined by the Adviser, acting in good faith by and under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund is permitted to invest in securities for which market quotations may not be readily available or may be unreliable, the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.

TAXES

The following discussion of U.S. and non-U.S. taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner.

Taxes on Transactions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Exchanges. If you perform an exchange transaction, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

Distributions. Distributions from current and accumulated tax earnings and profits of investment income and net short-term capital gains are taxable as ordinary income except as noted below. Distributions out of tax earnings and profits of long-term capital gains are taxable as long-term capital gains dividends regardless of the length of time you have held your Fund shares. Although the Fund will not be taxed on amounts it distributes, distributions will be taxable to you whether received in cash or reinvested in Fund shares, unless you hold your Fund shares in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules and you should consult your tax advisor about which tax rules will apply to your investment.

The Trust will send you an annual statement to advise you as to the source of your distributions for tax purposes.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside. Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 15%. The 15% maximum rate for long-term capital gains is scheduled to expire at the end of 2012. After 2012, the long-term capital gains rate is scheduled to increase to 20% and income from dividends would be taxed as ordinary income. After 2012, without legislative action, long-term capital gain dividends and long-term capital gains recognized on the redemption or sale of Fund shares will be taxed at a maximum rate of 20% with respect to noncorporate shareholders of the Fund. After 2012, without legislative action, all other dividends paid out of net investment income and short-term capital gains will be taxed at a maximum ordinary income tax rate of 39.6% with respect to noncorporate shareholders of the Fund.

Every January, the Fund will send you and the IRS a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year.

Average Cost Calculation. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, the Fund provides you with an average cost statement with your 1099 tax form. This average cost statement is based on transaction activity in an account for the period during which you held the account directly with the Fund.

Buying Into a Distribution. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Shares earlier in the year, for example), and you incur the full tax liability on the distribution.

Non-U.S. Income Taxes. Interest and dividends received by the Fund from investment in non-US securities may be reduced at the source of payment by withholding taxes. In addition, certain non-US jurisdictions may tax gains realized on securities transactions with respect to issuers that are resident in the foreign jurisdiction. Nonrefundable non-US taxes will reduce amounts the Fund can distribute to Fund shareholders. The Fund does not expect to qualify to pass through foreign taxes to be used as credits by Fund shareholders.

Backup Withholding. You must furnish to the Trust your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold a percentage (currently 28%) of your taxable distributions and redemption proceeds. Because the Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Fund had not commenced operations. As such, no financial performance information for the Funds is available. As of the date immediately following the effectiveness of the registration statement of which this prospectus is a part, the Fund will have acquired substantially all of the assets and liabilities of the Predecessor Fund, a private, unregistered investment company managed by the Adviser with investment policies, objectives, guidelines and restrictions in all material respects equivalent to the Fund. Set forth in Appendix C to the Statement of Additional Information are audited financial statements of the Predecessor Fund covering the years ended December 31, 2010 and 2011 as well as unaudited financial statements of the Predecessor Fund covering the six month period ended June 30, 2012 (including a schedule of investments in securities of the Predecessor Fund as of June 30, 2012). The Fund has adopted the Predecessor Fund’s financial statements as its own financial statements. The Statement of Additional Information can be obtained without charge as set forth below under “To Learn More About the Fund.”

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

No Fund will release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

No Fund gives or sells information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

TO LEARN MORE ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855-296-2866, by writing the Fund at P.O. Box 13393, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.whiteboxmutualfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-22574)